Filed pursuant to 497(k)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 7, 2020

TO THE

SUMMARY PROSPECTUS DATED APRIL 29, 2019

PIMCO TOTAL RETURN PORTFOLIO

Mihir P. Worah no longer serves as a portfolio manager of the PIMCO Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I, and Mohit Mittal serves as a portfolio manager of the Portfolio. The following changes are made to the prospectus of the Portfolio.

The subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Scott A. Mather, Managing Director and CIO U.S. Core Strategies, and Mark R. Kiesel, Managing Director and CIO Global Credit, have each managed the Portfolio since 2014. Mohit Mittal, Managing Director, has managed the Portfolio since December 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE